EXHIBIT 99.5

MBIA







                        NOTE GUARANTY INSURANCE POLICY


OBLIGATIONS:       $405,000,000                            POLICY NUMBER: 42704
                   MSDWCC HELOC Trust 2003-2
                   HELOC Asset-Backed Notes, Series 2003-2

     MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Note Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by Wells Fargo Bank Minnesota, N.A. or its successors, as indenture trustee for the Owners (the "Indenture Trustee"), on behalf of the Owners, for distribution by the Indenture Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

     Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Issuer or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

MBIA


     The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by U.S. Bank Trust National Association, as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee, and the Indenture Trustee may submit an amended Notice.

     Insured Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited sufficient finds to make payments due under this Policy.

     Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

     As used herein, the following terms shall have the following meanings:

     "Agreement" means the Indenture dated as of October 1, 2003, between MSDWCC HELOC Trust 2003-2, as issuer, and the Indenture Trustee, as indenture trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

     "Business Day" means any day other than (a) a Saturday, a Sunday or (b) a day on which the Insurer is closed or (c) a day on which banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

     "Deficiency Amount" means, for any Payment Date, any shortfalls (other than shortfalls in the Investor P&I Collections available to pay accrued and unpaid interest on the Obligations caused by prepayments of Home Equity Loans or the application of the Relief Act) in amounts available in the Payment Account to pay (i) accrued and unpaid interest due on the Obligations, other than any Net Funds Cap Carryover Amount and (ii) the Guaranteed Principal Distribution Amount with respect to such Payment Date.

MBIA


     "Final Scheduled Payment Date" means the Payment Date in April 2016.

     "Guaranteed Principal Amount" means, (i) with respect to any Payment Date other than the Final Scheduled Payment Date, the amount, if any, by which the Security Balance of the Obligations (after giving effect to all other amounts distributable and allocable to principal on the Obligations) exceeds the Investor Amount as of such Payment Date (after giving effect to all other amounts distributable and allocable to principal on the Obligations for such Payment Date) and (ii) on the Final Scheduled Payment Date, after giving effect to all other amounts distributable and allocable to principal on the Obligations on the Final Scheduled Payment Date, any amount necessary to pay the outstanding Security Balance of the Obligations in full.

     "Insured Payment" means (a) as of any Payment Date, any Deficiency Amount and (b) any Preference Amount.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

     "Owner" means each Noteholder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Obligations to payment thereunder.

     "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Indenture Trustee.

     The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

     THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

MBIA


     The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

MBIA


     This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

     IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 29th day of October, 2003.


                                          MBIA INSURANCE CORPORATION



                                          By:
                                               ------------------------------
                                               President

                                          Attest:



                                          -----------------------------------
                                               Assistant Secretary

MBIA


                                   EXHIBIT A

                       TO NOTE GUARANTY INSURANCE POLICY
                                 NUMBER: 42704

                          NOTICE UNDER NOTE GUARANTY
                        INSURANCE POLICY NUMBER: 42704




U.S. Bank Trust National Association, as Fiscal Agent
 for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY 10006
Attention:  Municipal Registrar and
            Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504

     The undersigned, a duly authorized officer of [NAME OF INDENTURE TRUSTEE], as indenture trustee (the "Indenture Trustee"), hereby certifies to U.S. Bank Trust National Association (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Note Guaranty Insurance Policy
Number: 42704 (the "Policy") issued by the Insurer in respect of the $405,000,000 MSDWCC HELOC Trust 2003-2, HELOC Asset-Backed Notes, Series 2003-2 (the "Obligations"), that:

          (a) the Indenture Trustee is the indenture trustee under the Indenture dated as of October 1, 2003, between MSDWCC HELOC Trust 2003-2, as Issuer, and the Indenture Trustee, as indenture trustee, for the Owners;

          (b) the amount of accrued interest due and owing on the Obligations at the Note Rate under clause (i) of the definition of "Deficiency
     Amount" for the [Payment Date] occurring on [        ](the "Applicable
     Payment Date") is $       ;

          (c) the amount by which the Security Balance of the Obligations exceeds the Investor Amount under clause (i) of the definition of "Guaranteed Principal Amount" for the Applicable Payment Date as long as the Applicable Payment Date is not the Final Scheduled Payment Date) is
     $[             ];

          (d) If the Applicable Payment Date is the Final Scheduled Payment Date, the amount of the outstanding principal balance of the Obligations, after giving effect to all other amounts distributable and allocable to principal of the Obligations under clause (ii) of the definition of
     "Guaranteed Principal Amount", is $[             ];

MBIA


          (e) the sum of the amounts listed in paragraphs (b) and (c) or (d),
     as applicable, is $[         ] (the "Deficiency Amount");

          (f) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction
     is $[         ](the "Preference Amount");

          (g) the total Insured Payment due is $[         ], which amount
     equals the sum of the Deficiency Amount in (e) and the Preference Amount in (f);

          (h) the Indenture Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (g) above to be applied to the payment of the Deficiency Amount for the Applicable Payment Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (f) above to be applied to the payment of any Preference Amount; and

          (i) the Indenture Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the
     Policy: [INDENTURE TRUSTEE'S ACCOUNT NUMBER].

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

     Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals, For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

     IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this
Notice under the Policy as of the      day of        ,    .


                                          [NAME OF INDENTURE TRUSTEE],
                                          as Indenture Trustee


                                          By
                                            -----------------------------------
                                          Title
                                               --------------------------------